                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF
                                      1934



Date of Report (Date of earliest event reported):    October 2, 1998
                                                  ---------------------


                           Clarion Technologies, Inc.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)



    Delaware                       0-24690                       91-1407411
(State or other            (Commission File Number)            (IRS Employer
jurisdiction of                                              Identification No.)
incorporation)


          1901 N. Roselle Road, Suite 1030, Schaumburg, Illinois 60195
          ------------------------------------------------------------
               (Address of principal executive offices) (Zip Code)



Registrant's telephone number, including area code: (847) 490-5977
                                                   -----------------




                               Clarion House, Inc.
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)

ITEM 1.  CHANGES IN CONTROL OF REGISTRANT.

         Not applicable.

ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.

         On October 2, 1998, the Registrant changed its state of incorporation from Nevada to Delaware and also changed its name to Clarion Technologies, Inc., through the merger of Clarion House, Inc., a Nevada corporation, with and into the Registrant (the "Reincorporation"). The Registrant was formed as a wholly-owned subsidiary of Clarion House, Inc. for purposes of the Reincorporation. The Reincorporation was approved by a majority of the stockholders by written consent on June 5, 1998. The merger exchange ratio was one share of the Registrant's common stock, $.001 par value for each one share of Clarion House, Inc.'s common stock, $.01 par value, outstanding at the effective date of the Reincorporation. Notice of the Reincorporation was provided to the Registrants' stockholders pursuant to a Notice of Action by Written Consent and Information Statement, a copy of which has been filed as an exhibit to this and is incorporated herein by this reference.

ITEM 3.  BANKRUPTCY OR RECEIVERSHIP.

         Not applicable.

ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

         Not applicable.

ITEM 5.  OTHER EVENTS.

         Not applicable.

ITEM 6.  RESIGNATIONS OF REGISTRANT'S DIRECTORS.

         Not applicable.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (a)      Financial statements of businesses acquired.
                  --------------------------------------------

         (b)      Pro forma financial information.
                  --------------------------------

         (c)      Exhibits.
                  ---------

         2.1 Agreement of Merger (Reincorporation in Delaware) dated June 5th, 1998, by and between Clarion House, Inc., a Nevada corporation and Clarion Technologies, Inc., a Delaware corporation.

         3.1 Certificate of Incorporation of Clarion Technologies, Inc., a Delaware corporation, dated February 23, 1998.

         3.2   Bylaws of Clarion Technologies, Inc. dated February 23, 1998.

         20.1 Notice to Shareholders and Information Statement dated October 20, 1998.

ITEM 8.  CHANGE IN FISCAL YEAR.

         Not applicable.

ITEM 9.  SALES OF EQUITY SECURITIES PURSUANT TO REGULATION S.

         Not applicable.


         SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  Clarion Technologies, Inc.
                                  (Registrant)



Date:  October 20, 1998           By: /s/ Troy D. Wiseman
                                     ----------------------------------------
                                     Troy D. Wiseman, Chief Executive Officer